SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 9, 2003


                                West Corporation
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                  000-21771                     47-0777362
          (Commission File Number) (I.R.S. Employer Identification No.)



                11808 Miracle Hills Drive, Omaha, Nebraska 68154
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (402) 963-1500

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Item 5. Other Events.
        -------------

A copy of the press release issued by the Company on May 9, 2003 is attached hereto as Exhibit 99.1 and incorporated herein by reference.





Item 7. Financial Statements and Exhibits.
        ----------------------------------

     (c) Exhibits

     99.1   Press release, dated May 9, 2003, of the Company.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WEST CORPORATION


Dated: May 9, 2003                      By: /s/ Thomas B. Barker
                                            ------------------------------
                                            Thomas B. Barker
                                            President and Chief
                                            Executive Officer

                                  Exhibit Index
                                  -------------

Exhibit No.         Description
-----------         -----------

99.1                Press Release, dated May 9, 2003, of the Company.